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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C., 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             -----------------------


                             Date of Report (Date of
                     Earliest event reported): March 9, 2000

                                  -------------

                                   OPTEL, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                                    95-4495524
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(State or other jurisdiction                      (I.R.S. Employer
of incorporation or organization)              Identification  Number)

                                   333-24881
                                   ---------
                            (Commission File Number)

          1111 West Mockingbird Lane, Suite 1000, Dallas, Texas 75247
          -----------------------------------------------------------
              (Address of principal executive offices)     (Zip Code)






       Registrant's telephone number, including area code: (214) 634-3800


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ITEM 5. OTHER MATERIALLY IMPORTANT EVENTS

     On March 8, 2000, the Registrant released its Consolidated Financial Statements for fiscal years ended August 31, 1997, 1998 and 1999, and Independent Auditors' Report, attached hereto as Exhibit "A".



ITEM 7. EXHIBITS

     Consolidated Financial Statements for fiscal years ended August 31, 1997, 1998 and 1999, and Independent Auditors' Report for OpTel, Inc. and its subsidiaries.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 9, 2000

                          OpTel, Inc.
                          -----------
                          (Registrant)


                          By:      /S/ SCOTT V. WILLIAMS
                                   ----------------------------------
                                   Name:    Scott V. Williams
                                   Title:   Vice President and General Counsel


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                                  EXHIBIT INDEX

Exhibit
  No.               Description
-------             -----------
99                  Consolidated Financial Statements for fiscal years ended
                    August 31, 1997, 1998 and 1999, and Independent Auditors'
                    Report for OpTel, Inc. and its subsidiaries